UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  March 19, 2007



                              LANDAUER, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



2 Science Road, Glenwood, Illinois                    60425
----------------------------------------          ----------
(Address of Principal Executive Offices)          (Zip Code)



                              (708) 755-7000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

      On March 13, 2007 the Compensation Committee of the Board of Directors of Landauer, Inc. (the "Company") established the annual base salaries and targeted incentive compensation of executive officers for Fiscal 2007, and granted restricted shares to the executive officers under the Landauer, Inc. 2005 Long-Term Incentive Plan. Changes to an executive officer's annual base salary shall be retroactive to January 1, 2006.


2006 INCREASES TO BASE SALARY

      The Compensation Committee determined the annual base salaries for 2007 for the Named Executive Officers other than Mr. Saxelby. Mr. Saxelby's compensation was determined earlier in the fiscal year.

      The following table sets forth the annual base salaries for 2006 and 2007 and the FY 2007 targeted incentive compensation awards for the Named Executive Officers.

                                                              Incentive
                                         Base        Base      Compen-
                                        Salary      Salary     sation
Name and Position                      for 2006    for 2007    Award
-----------------                      --------    --------   ---------

William E. Saxelby
  President and
  Chief Executive Officer. . . . . .   $350,000    $430,000    $215,000

Jonathon M. Singer
  Senior Vice President,
  Treasurer, Secretary &
  Chief Financial Officer. . . . . .    250,000     251,562     100,625

R. Craig Yoder
  Senior Vice President
  - Marketing & Technology . . . . .    225,100     227,240      90,896

Richard E. Bailey
  Senior Vice President
  - Operations . . . . . . . . . . .    160,200     165,533      81,187

Gary Bilek
  Vice President - Controller. . . .    140,227     141,689      56,672


GRANT OF SHARES OF RESTRICTED STOCK

      The Compensation Committee approved the grant of the following number of restricted stock, as of March 13, 2007, to the named executive officers under the Landauer, Inc. 2005 Long-Term Incentive Plan: Mr. Saxelby (5,454); Mr. Singer (4,582); Mr. Yoder (2,073); Mr. Bailey (2,182); and Mr.
Bilek (1,091). One-third of the Shares subject to the Award shall vest upon the achievement of certain performance milestones as determined by the Compensation Committee of the Board of Directors. One third of the Shares subject to the Award shall vest on September 30, 2008, and the remaining one-third of the Shares subject to the Award shall vest on September 30, 2009.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1  Landauer, Inc. Restricted Stock Award Agreement
                  Under 2005 Long-Term Incentive Plan



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


                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANDAUER, INC.



Dated:  March 19, 2007              /s/  Jonathon M. Singer
                                    -----------------------------------
                                    Jonathon M. Singer
                                    Senior Vice President,
                                    Treasurer, Secretary and
                                    Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)


















































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


                               EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1              Landauer, Inc. Restricted Stock Award Agreement
                  Under 2005 Long-Term Incentive Plan





























































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